Income Taxes - Significant Components of Income Tax Provision/(Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current:
Federal	$ 661	$ 39	$ 100
State	671	534	385
Non-U.S.	4,804	5,839	3,572
Total Current	6,136	6,412	4,057
Deferred:
Federal	7,091	(1,423)	(119)
State	877	(350)	(815)
Non-U.S.	1,962	(3,687)	(2,070)
Total Deferred	9,930	(5,460)	(3,004)
Total provision for Income Taxes	$ 16,066	$ 952	$ 1,053